Asset Management Fund

(The “Trust”)

AAAMCO Ultrashort Financing Fund (the “Fund”)

SUPPLEMENT DATED MARCH 11, 2021

TO Prospectus dated October 28, 2020

IMPORTANT NOTICE

Until February 26, 2021, Treesdale Partners, LLC (“Treesdale”) served as the subadviser to the Fund pursuant to the investment subadvisory agreement (the “Subadvisory Agreement”) between Austin Atlantic Asset Management Co. (the “Adviser”) and Treesdale. On February 26, 2021, a portion of Treesdale’s investment advisory business, which included all of the investment subadvisory services that Treesdale provided to the Fund pursuant to the Subadvisory Agreement, was transferred to FolioBeyond, LLC (“FolioBeyond”), an affiliate under common control and management with Treesdale (the “Transfer”). The Transfer did not result in any change to the portfolio managers of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses. The Subadvisory Agreement continues in force with FolioBeyond.

In connection with these changes, the following amendments are being made to the Prospectus:

All references to Treesdale Partners, LLC or Treesdale are changed to FolioBeyond, LLC or FolioBeyond.

On page 21, the paragraph entitled “Investment Sub-Adviser for the Ultrashort Financing Fund” is deleted and replaced with the following:

FolioBeyond, LLC (“Sub-Adviser” or “FolioBeyond”), located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019, serves as investment sub-adviser for the Ultrashort Financing Fund. FolioBeyond was established in 2017 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Ultrashort Financing Fund, FolioBeyond is primarily responsible for developing quantitative risk management analytics that will support the timely decision making of the Adviser’s portfolio management team by providing the Adviser with the necessary quantitative tools to oversee all of the Fund’s investment exposures. These tools will provide the ability to monitor portfolio risk in real time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser will not be actively engaged in the purchase or sale of securities for the Fund. As of September 30, 2020, FolioBeyond had approximately $31.0 million in assets under management. FolioBeyond is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, FolioBeyond is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Adviser.

On page 22, the fifth paragraph under “Ultrashort Financing Fund” is deleted in its entirety and replaced with the following:

Mr. Lim is the Chief Executive Officer, and Co-Chief Investment Officer of FolioBeyond, LLC. He has over thirty years of experience in fixed income and related markets serving in various roles including investment advisory, risk management, and development of sophisticated trading strategies. Mr. Lim spent six years at Merrill Lynch and was the vice president in charge of risk management for their mortgage desk, typically handling $5 billion in inventory.

All other information contained in the Prospectus remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ASSET MANAGEMENT FUND

690 Taylor Road, Suite 210

Gahanna, Ohio 43230

Asset Management Fund

(The “Trust”)

AAAMCO Ultrashort Financing Fund (the “Fund”)

SUPPLEMENT DATED MARCH 11, 2021

TO Statement of Additional Information dated October 28, 2020

Until February 26, 2021, Treesdale Partners, LLC (“Treesdale”) served as the subadviser to the Fund pursuant to the investment subadvisory agreement (the “Subadvisory Agreement”) between Austin Atlantic Asset Management Co. (the “Adviser”) and Treesdale. On February 26, 2021, a portion of Treesdale’s investment advisory business, which included all of the investment subadvisory services that Treesdale provided to the Fund pursuant to the Subadvisory Agreement, was transferred to FolioBeyond, LLC (“FolioBeyond”), an affiliate under common control and management with Treesdale (the “Transfer”). The Transfer did not result in any change to the portfolio managers of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses. The Subadvisory Agreement continues in force with FolioBeyond.

In connection with these changes, the following amendments are being made to the Statement of Additional Information:

All references to Treesdale Partners, LLC or Treesdale are changed to FolioBeyond, LLC or FolioBeyond.

All other information contained in the Statement of Additional Information remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ASSET MANAGEMENT FUND

690 Taylor Road, Suite 210

Gahanna, Ohio 43230